SCHEDULE 14C INFORMATION

             INFORMATI0N STATEMENT PURSUANT TO SECTION 14(C) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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                        SunAmerica Focused Series, Inc.
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                                                     AIG SUNAMERICA ASSET
                                                     MANAGEMENT CORP.
                                                     Harborside Financial Center
                                                     3200 Plaza 5
                                                     Jersey City, NJ 07311-4992
                                                     800.858.8850

November 21, 2005

Dear Shareholders:

         The enclosed information statement details a recent subadviser change for the Focused Multi-Cap Value Portfolio (the "Portfolio") of SunAmerica Focused Series, Inc. On August 31, 2005, at a quarterly meeting of the Board of Directors (the "Board"), the Board approved the replacement of American Century Investment Management, Inc. ("American Century") as investment manager for the Portfolio. Accordingly, the Board approved the engagement of Northern Trust Investments, N.A. ("Northern Trust Investments") to serve as investment manager effective September 19, 2005. Thus, Northern Trust Investments joins Third Avenue Management, LLC and J.P. Morgan Investment Management Inc., in each managing approximately one-third of the Portfolio.

         As a matter of regulatory compliance, we are sending you this information statement, which describes the management structure of the Portfolio, the ownership of Northern Trust Investments and the terms of the subadvisory agreement between AIG SunAmerica Asset Management Corp. ("SunAmerica") and Northern Trust Investments, which the Board, including the Directors which are not interested persons of SunAmerica Focused Series, Inc. or SunAmerica, have approved. SunAmerica will continue to serve as the Portfolio's investment adviser.

         This document is for your information only and you are not required to take any action. Should you have any questions, please feel free to call us at
(800) 858-8850, extension 6010. We thank you for your continued interest in AIG SunAmerica Mutual Funds.


                                           Sincerely,


                                           /s/ Peter A. Harbeck
                                           -------------------------------------
                                           Peter A. Harbeck
                                           PRESIDENT AND CEO
                                           AIG SunAmerica Asset Management Corp.

                         SUNAMERICA FOCUSED SERIES, INC.

                        Focused Multi-Cap Value Portfolio

                           Harborside Financial Center
                                  3200 Plaza 5
                              Jersey City, NJ 07311

                        --------------------------------

                              INFORMATION STATEMENT

                        --------------------------------


         This information statement is being provided to the shareholders of the Focused Multi-Cap Value Portfolio (the "Portfolio") of SunAmerica Focused Series, Inc. (the "Fund") in lieu of a proxy statement, pursuant to the terms of an exemptive order SunAmerica Focused Series, Inc. has received from the Securities and Exchange Commission. The order permits AIG SunAmerica Asset Management Corp. ("SunAmerica") to hire new unaffiliated subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Directors (the "Board" or the "Directors"), but without obtaining shareholder approval. This information statement is being furnished on behalf of the Directors of the Fund.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

         This information statement will be mailed on or about November 23, 2005. Copies of the most recent annual and semi-annual reports are available without charge. Copies of such reports of SunAmerica Focused Series, Inc. may be obtained by writing to AIG SunAmerica Mutual Funds c/o BFDS, P.O. Box 219186, Kansas City, MO 64121-9186, or by calling (800) 858-8850, extension 6010.

PURPOSE OF THE INFORMATION STATEMENT

         On August 31, 2005, the Board approved a SubAdvisory Agreement between SunAmerica, the investment adviser to the Portfolio, and Northern Trust Investments, N.A. ("Northern Trust Investments" or the "Subadviser"), with respect to a component of the Portfolio. As of September 19, 2005, Northern Trust Investments replaced American

Century Investment Management, Inc. ("American Century") as subadviser to a portion of the assets of the Portfolio.

SUNAMERICA FOCUSED SERIES, INC.

         The Portfolio is an investment series of the Fund, a Maryland Corporation. The Fund is a management investment company, registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund initially entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") with SunAmerica, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, on September 17, 1996 and entered into a new Advisory Agreement with SunAmerica on January 1, 1999, which was last approved by the Board at an in-person meeting held on August 31, 2005. SunAmerica selects the subadvisers for the portfolios of the Fund, may manage certain portions of the portfolios, provides various administrative services and supervises the Fund's daily business affairs, subject to general review by the Board. The Advisory Agreement authorizes SunAmerica to retain the subadvisers for the portfolios of the Fund or portions thereof for which it does not manage the assets. SunAmerica selects the subadvisers it believes will provide the portfolios with the highest quality investment services, while obtaining, within the portfolios' investment objective, a distinct investment style. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift and other considerations.

         The subadvisers of the Fund act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portions of their respective portfolio regarding securities to be purchased and sold. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Board and the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The Fund does not pay fees directly to the subadviser. However, in accordance with procedures adopted by the Board, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent not as principal, and the affiliated broker-dealer may receive brokerage commissions from the portfolio of the Fund in connection therewith as permitted by Section 17(e) of the 1940 Act, as amended, the rules and interpretations thereunder and other applicable securities laws.

THE SUBADVISORY AGREEMENT

         Pursuant to the Subadvisory Agreement with SunAmerica dated January 1, 1999, and Amended on September 20, 2004 ("Previous Agreement") which was last approved by the Board at an in-person meeting held on August 31, 2004, American Century served as subadviser to a component of the Portfolio. At a meeting held on August 31, 2005, the Board, including a majority of the Board who are not interested persons of the Fund or SunAmerica (the "Disinterested Directors"), approved SunAmerica's recommendation to replace American Century. Accordingly, the Board approved a Subadvisory Agreement (the "New Agreement") with Northern Trust Investments and the termination of the Previous Agreement, which became effective September 19, 2005. SunAmerica recommended Northern Trust Investments in the ordinary course of its ongoing evaluation of subadviser performance and investment strategy. This evaluation involves extensive research, including both qualitative and quantitative analysis of numerous candidate firms, their organizational structures, investment process and style, and long-term performance records.

         Under the Advisory Agreement, the annual rate of the investment advisory fee payable to SunAmerica for the Portfolio is as follows: 1.00% of Assets or $6,216,505 for the fiscal year ended October 31, 2004. The term "Assets" means the average daily net assets of the portfolio. This fee is accrued daily and paid monthly, and may be higher than those charged to other mutual funds. For the fiscal year ended October 31, 2004, SunAmerica paid fees to the subadvisers of the Portfolio, including American Century, equal to the aggregate annual rate, as follows: 0.48% of Assets or $2,927,528 for the Portfolio. The fees retained by SunAmerica for the period were 0.52% or $3,288,977 for the Portfolio.

         The New Agreement between Northern Trust Investments and SunAmerica, on behalf of the Portfolio, is substantially the same in form and in substance to the Previous Agreement, in that it (i) provides for Northern Trust Investments to manage the portion of the Portfolio allocated to it on a discretionary basis,
(ii) authorizes Northern Trust Investments to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iii) requires Northern Trust Investments to comply with the Portfolio's investment policies and restrictions and with applicable law. The New Agreement will not result in an increase in fees to shareholders. A form of the Subadvisory Agreement is attached to this information statement as Exhibit A.

INFORMATION ABOUT THE SUBADVISER

         Northern Trust Investments (formerly known and conducting business as Northern Trust Investments, Inc.) is a direct wholly-owned subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank. TNTC is a wholly-owned subsidiary of Northern Trust Corporation ("NTC"), a bank holding company. Northern Trust Investments is located at 50 South LaSalle Street, Chicago, IL 60675-5986. Unless otherwise indicated, Northern Trust Investments and TNTC are referred to collectively as "Northern Trust." Set forth below is a list of officers and directors of Northern Trust Investments, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of Northern Trust Investments hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of Northern Trust Investments hold comparable positions with Northern Trust Securities, Inc. ("NTSI"), a direct wholly-owned subsidiary of NTC. NTSI is located at 50 South LaSalle Street, Chicago, IL 60675-5986.

The names, positions and business address of the executive officers of Northern Trust Investments are as follows:

------------------------------------- ----------------------------------- -----------------------------------
NAME                                  POSITION                            ADDRESS
------------------------------------- ----------------------------------- -----------------------------------
Beckman, Carl P.                      Treasurer and Senior Vice           50 South LaSalle Street, Chicago,
                                      President                           IL 60675-5986
------------------------------------- ----------------------------------- -----------------------------------
Carberry, Craig                       Secretary and Senior Attorney       50 South LaSalle Street, Chicago,
                                                                          IL 60675-5986
------------------------------------- ----------------------------------- -----------------------------------
Dudley, Jr., Orie Leslie              Director, Executive Vice            50 South LaSalle Street, Chicago,
                                      President, and Chief Investment     IL 60675-5986
                                      Officer
------------------------------------- ----------------------------------- -----------------------------------
Gossett, Mark C                       Director, Senior Vice President     50 South LaSalle Street, Chicago,
                                      and Chief Operating Officer         IL 60675-5986
------------------------------------- ----------------------------------- -----------------------------------
Logan, Lyle                           Director and Senior Vice President  50 South LaSalle Street, Chicago,
                                                                          IL 60675-5986
------------------------------------- ----------------------------------- -----------------------------------
Sagraves, Barry R                     Director and Senior Vice President  50 South LaSalle Street, Chicago,
                                                                          IL 60675-5986
------------------------------------- ----------------------------------- -----------------------------------
Schreuder, Jana R.                    Director and Executive Vice         50 South LaSalle Street, Chicago,
                                      President                           IL 60675-5986
------------------------------------- ----------------------------------- -----------------------------------
Toth, Terence J.                      Chairman, President and             50 South LaSalle Street, Chicago,
                                      Chief Executive Officer             IL 60675-5986
------------------------------------- ----------------------------------- -----------------------------------
Taccetta, Scott                       Controller and Vice President       50 South LaSalle Street, Chicago,
                                                                          IL 60675-5986
------------------------------------- ----------------------------------- -----------------------------------
Vardas, Michael A.                    Director and Senior Vice President  50 South LaSalle Street, Chicago,
                                                                          IL 60675-5986
------------------------------------- ----------------------------------- -----------------------------------
Waddell, Frederick H.                 Director and Executive Vice         50 South LaSalle Street, Chicago,
                                      President                           IL 60675-5986
------------------------------------- ----------------------------------- -----------------------------------
Wennlund, Lloyd A.                    Director and Executive Vice         50 South LaSalle Street, Chicago,
                                      President                           IL 60675-5986
------------------------------------- ----------------------------------- -----------------------------------

BOARD OF DIRECTORS CONSIDERATION

         In accordance with Section 15(c) of the 1940 Act, the Board, including the Disinterested Directors, at an in-person meeting held on August 31, 2005, considered the following factors: (1) the nature and quality of the services reasonably anticipated to be provided and the results reasonably anticipated to be achieved by the Subadviser; (2) the amount and structure of the Subadviser's fees and comparative fee information for the Portfolio and its representative peer group, (3) the terms of the New Agreement; (4) economies of scale; (5) the Subadviser's compliance history and program; (6) the Portfolio's investment performance as compared to the Subadviser's historical investment performance; and (7) the management personnel and operations of the Subadviser. Experienced counsel that is independent of SunAmerica provided guidance to the Board. These factors, as considered by the Board, are described in more detail below.

NATURE, QUALITY AND EXTENT OF SERVICES. The Board, including the Disinterested Directors, considered the nature, quality and extent of services to be provided by Northern Trust Investments as subadviser. The Board noted that the Subadviser is responsible for providing investment management services, including investment research, advice and supervision, and determining which securities shall be purchased or sold by the Portfolio. The Board reviewed Northern Trust Investments' history, structure, size, and investment experience. The Board was informed that in SunAmerica's opinion, Northern Trust Investments has the size, visibility and resources to attract and retain highly qualified investment professionals. Given that the Portfolio is multi-managed, the Board also considered how Northern Trust Investments' style would fit with and complement Third Avenue Management LLC ("Third Avenue") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") the other subadvisers to the Portfolio. With respect to administrative services, the Board considered that Northern Trust Investments would provide general assistance in marketing and has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolio as set forth in the prospectus.

         The Board concluded that it was satisfied with the nature, quality and extent of the services to be provided by Northern Trust Investments and that there was a reasonable basis on which to conclude that Northern Trust Investments would be capable of providing the high quality of investment management services expected by the Board.

THE AMOUNT AND STRUCTURE OF THE SUBADVISER'S FEE. The Board, including the Disinterested Directors, received information regarding the reasonableness of the Subadvisory fee. The Board compared the Subadvisory fee with those of other advisers and considered the indirect costs and benefits of providing such services.

         To assist in analyzing the reasonableness of the fee, the Board received reports provided by Lipper, Inc. ("Lipper"). The reports compared the Subadvisory fee to be paid by SunAmerica to fund subadvisory fees paid within the Portfolio's peer group. After review of the Lipper reports, the Board considered that based on the Portfolio's current net asset level, the fee paid by SunAmerica to Northern Trust Investments was lower than the median actual subadvisory fee in its peer group.

         In a memo prepared by SunAmerica and presented to the Board, SunAmerica stated that the subadvisory fee rates to be paid to Northern Trust Investments were negotiated based on the consideration of a variety of factors, including: the value of the services provided; the competitive environment in which the Portfolio is marketed; the investment characteristics of the Portfolio relative to other similar funds in its peer group as tracked by Lipper; and fees charged with respect to comparable portfolios. The Board also considered that the Portfolio pays a fee to SunAmerica pursuant to the Investment Advisory and Management Agreement, and that, in turn, SunAmerica, rather than the Portfolio, pays a fee to Northern Trust Investments. Accordingly, the Board considered the amount of the fee paid out by SunAmerica for subadvisory services, and the amount which it retained.

THE TERMS OF THE SUBADVISORY AGREEMENT. Prior to approval, the Board, including the Disinterested Directors, received a draft of the New Agreement. The Board considered that the New Agreement would continue in effect for a period of two years from the date of execution, unless terminated sooner. The Board further considered that the New Agreement may be renewed from year to year, so long as its continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act and that the New Agreement provided that it will terminate in the event of an assignment (as defined by the 1940 Act) or upon termination of the Advisory Agreement. The Board further considered that under the terms of the New Agreement, Northern Trust Investments is not liable to the Portfolio, or its shareholders, for any act or omission by it or for any losses sustained by the Portfolio or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties; and SunAmerica may terminate the New Agreement without shareholder approval.

         The Board also considered that SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Portfolio with subadviser(s) to which it is not "affiliated" as defined under the 1940 Act ("Unaffiliated Advisers") with approval by the Board of Directors, but without obtaining shareholder approval. The Board also considered that subject to Board approval, the exemptive order also permits SunAmerica, to employ new Unaffiliated Advisers or continue the employment of the existing Subadviser, change the terms of particular agreements with Unaffiliated Advisers or continue the employment of existing Unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Additionally, the Board considered that shareholders would be notified of any subadviser changes.

         The Board also considered that the New Agreement provides that the Subadviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations.

ECONOMIES OF SCALE. The Board considered information about the potential of shareholders to experience economies of scale as the Portfolio grows in size. The Board considered that because SunAmerica, and not the Portfolio, is responsible for paying any fee to Northern Trust Investments, that any breakpoints in the Subadvisory Agreement would not directly benefit the Portfolio's shareholders. The Board also considered that they had previously approved net expense ratios in the Advisory Agreement between SunAmerica and the Portfolio. Under this agreement, SunAmerica will waive and reimburse the Portfolio should the Total Annual Fund Operating Expenses be higher than the net expense ratio. This would keep shareholders expenses below a certain level and would provide shareholders with a similar benefit as breakpoints in realizing economies of scale.

COMPLIANCE. The Board considered Northern Trust Investments' Code of Ethics, as well as their compliance and regulatory history, including information concerning their involvement in any regulatory actions or investigations. Additionally, the Board discussed Northern Trust Investments' Code of Ethics with SunAmerica's Chief Compliance Officer, who noted that her staff had reviewed Northern Trust Investments' Code of Ethics and found it to be acceptable and in conformance with SunAmerica's Code of Ethics.

INVESTMENT PERFORMANCE. The Board, including the Disinterested Directors, received information regarding investment performance of the proposed Subadvisers. The Board considered information prepared by SAAMCo, based on information provided by Morningstar, a provider of investment company data. The Board considered that a portfolio managed by Northern Trust Investments with a similar investment strategy as the Portfolio had above average performance over longer periods, when compared with other managers that maintained a strict large-cap, low-risk profile that is similar to Northern Trust Investments' investment style and process.

MANAGEMENT PERSONNEL AND OPERATIONS OF THE SUBADVISER. At the Board meeting held on August 31, 2005, the Board met with key personnel from Northern Trust Investments. At this meeting the Board was provided with a list of Northern Trust Investments' key management, investment, and compliance personnel as well as information about the investment philosophy and process of Northern Trust Investments and its portfolio managers. The Board was also provided with information regarding Northern Trust Investments' organizational structure, financial stability and its client base.

CONCLUSION. In reaching its decision to approve the New Agreement, the Board did not identify any single factor as being of principal significance, but based its recommendation on each of the factors considered. Based upon the materials reviewed and the considerations described above, the Board, including the Disinterested Directors, concluded that the terms of the New Agreement are reasonable, fair and in the best interest of the Portfolio and its shareholders, and that the subadvisory fee rate is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

BROKERAGE COMMISSIONS

         The Portfolio paid $19,268 in aggregate brokerage commissions to affiliated broker/dealers for the fiscal year ended October 31, 2004. This amount represents approximately one percent of the total brokerage commissions which were paid by the Portfolio.

ADDITIONAL INFORMATION

         SunAmerica Capital Services, Inc. (the "Distributor") serves as distributor of the shares of the Fund. Both SunAmerica and the Distributor are located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

         The Fund is not required to hold annual meetings of the shareholders, and therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.


                                                 By Order of the Directors


                                                 /s/ Vincent Marra
                                                 -------------------------------
                                                 Vincent Marra
                                                 President
                                                 SunAmerica Focused Series, Inc.

Dated: November 21, 2005

                                                                      Appendix A


                              SUBADVISORY AGREEMENT


                  This SUBADVISORY AGREEMENT is dated as of September 19, 2005, by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and NORTHERN TRUST INVESTMENTS, N.A., an Illinois corporation (the "Subadviser").

                                   WITNESSETH:

         WHEREAS, the Adviser and SunAmerica Focused Series, Inc., a Maryland corporation (the "Corporation"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation; and

         WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of common stock, par value $.0001 per share, in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

         WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to each investment series of the Corporation listed on Schedule A attached hereto (each, a "Portfolio"), and the Subadviser is willing to furnish such services;

         NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

         1. DUTIES OF THE SUBADVISER. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Corporation. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Subadviser is required to maintain on behalf of the Corporation, and will render regular reports to the Adviser and to officers and Directors of the Corporation concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the officers and the Directors of the Corporation and in compliance with such policies as the Directors of the Corporation may from time to time establish and communicate to Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio set forth in the Corporation's current prospectus and statement of additional information as provided to Subadviser, and (b) applicable laws and regulations.

                  The Subadviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in a Portfolio, including, without limitation, to file proofs of claim or other documents related to such proceedings (the "Litigation"), or to investigate, initiate, supervise, or monitor the Litigation involving Portfolio assets, and the Adviser acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder. Nevertheless, the Subadviser agrees that it shall provide the Adviser with any and all documentation or information relating to the Litigation in its possession as may reasonably be requested by the Adviser.

                  The Subadviser represents and warrants to the Adviser that it will manage the portion of the assets of each Portfolio set forth in Schedule A in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to
Section 11(c) hereof, the Subadviser represents and warrants (1) that the Subadviser's management of the portion of the assets of a Portfolio will be designed to achieve qualification by each Portfolio as a "regulated investment company" under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"); (2) that the execution, delivery and performance of this Agreement are within the Subadviser's powers, have been and remain duly authorized by all necessary action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Subadviser; and (3) compliance with all applicable laws and rules, including without limitation (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Portfolio assets, including depositing those assets in custody with institutions designated by the Corporation; and (b) federal and state securities and commodities laws applicable to Subadviser's portfolio management responsibilities; each of the Subadviser and the Adviser represents and warrants that it has adopted policies and procedures reasonably designed to prevent and prohibit transactions described in Section 17(a), (d) and (e) of the Act between a Portfolio and an affiliated person of the Adviser identified to the Subadviser in writing. The Subadviser further represents and warrants that to the extent any statements or omissions proposed to be made in any Registration Statement for shares of the Corporation, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such information will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         The Adviser represents and warrants to the Subadviser (1) that the Adviser has been duly appointed in accordance with the Act to provide investment services to the Portfolios as contemplated by the Advisory Agreement; (2) that the execution, delivery and performance of this Agreement are within the Adviser's powers, have been and remain duly authorized by all necessary action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Adviser; and (3) compliance with all applicable laws and rules, including without limitation (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Portfolio assets, including depositing those assets in custody with institutions designated by the Corporation; and (b) federal and state securities and commodities laws applicable to Adviser's portfolio management responsibilities.

                  The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                  (b) The Subadviser and the Adviser each agree: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the party requesting same.

         2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Directors may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Corporation and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Directors of the Corporation such information relating to Portfolio transactions as they may reasonably request, including but not limited to any reports prepared by independent third parties relating to the execution costs of such transactions. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

         3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Corporation and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

         4. OTHER SERVICES. At the request of the Corporation or the Adviser, the Subadviser in its discretion may make available to the Corporation office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Corporation or the Adviser at the Subadviser's cost.

         5. REPORTS. The Corporation, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Corporation as each may reasonably request.

         6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Corporation are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

         7. ADVERTISING. Subadviser shall not provide or in any way distribute any sales or advertising materials related to the Corporation to any employee or representative of AIG SunAmerica Capital Services, Inc. ("SACS") or its affiliates, including wholesaling personnel, unless such material has been received and approved, in writing, by the Adviser. Notwithstanding the foregoing, Subadviser may include the Adviser's and Corporation's names in its "client list" used in promotional materials with prior consent of the Adviser and/or Corporation.

         8. PROXY VOTING. Each Portfolio has appointed Investor Responsibility Research Center as the proxy-voting agent and will vote all such proxies in accordance with the proxy voting policies and procedures adopted by the Board of Directors. With respect to certain vote items, a Portfolio may request guidance or a recommendation from the adviser, administrator or subadviser of the Portfolio. The Subadviser shall not have responsibilities in connection with proxy voting for a Portfolio unless it is affirmatively requested to make a proxy voting recommendation and agrees to provide same.

         9. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio that are required to be maintained by the Subadviser on behalf of the Corporation pursuant to the requirements of Rule 31a-1 of that Act. Copies of any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Corporation will be provided promptly to the Corporation or the Adviser on request.

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

                  The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Corporation's auditors, the Corporation or any representative of the Corporation, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Corporation.

         10. REFERENCE TO THE SUBADVISER. Neither the Corporation nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

         11. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser's providing services under this Agreement or the sale of securities of the Corporation.

                  (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which are caused by Subadviser's disabling conduct; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

                  (c) The Subadviser shall not be liable to the Adviser its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or its shareholders for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser and Subadviser each agree that the Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) only with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Corporation and any other subadviser with respect to the portion of a Portfolio's assets not allocated to the Subadviser and with respect to any other portfolio of the Corporation.

         12. CONFIDENTIALITY. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Directors has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Corporation to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information. The Adviser will not disclose or use any confidential information pertaining to the Subadviser obtained as a result of this service relationship except as contemplated by this Agreement or as required by law.

         13. PERMISSIBLE INTERESTS. Directors and agents of the Corporation are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Corporation as Directors, or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation in some manner.

         14. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Corporation.

                  With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Corporation, by vote of a majority of the Directors, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Corporation, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Corporation. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

                  This Agreement will also terminate in the event that the Advisory Agreement by and between the Corporation and the Adviser is terminated.

         15. SEVERABILITY. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         16. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Corporation must be obtained in conformity with the requirements of the Act.

         17. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

         18. SEPARATE SERIES. Pursuant to the provisions of the Articles of Incorporation and the General Laws of the State of Maryland, each Portfolio is a separate series of the Corporation, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Corporation as a whole.

         19. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

         Subadviser:       Northern Trust Investments, N.A.
                           50 South LaSalle St., M-9
                           Chicago, Illinois 60675
                           Attention: Legal Department

         Adviser:          AIG SunAmerica Asset Management Corp.
                           Harborside Financial Center
                           3200 Plaza 5
                           Jersey City, New Jersey 07311-4992
                           Attention: Legal Department

         20. SURVIVAL. Sections 9, 10, 11, 12, 15, 17, 18 and this Section 20 shall survive the termination of this Agreement for any cause whatsoever.

         IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.


                                    AIG SUNAMERICA ASSET MANAGEMENT CORP.



                                            By:_________________________________
                                               Name:    Peter A. Harbeck
                                               Title:   President and CEO



                                            NORTHERN TRUST INVESTMENTS, N.A.



                                            By:_________________________________
                                               Name:    James A. Aitcheson
                                               Title:   Senior Vice President